UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 25, 2024
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California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center
Suite 1500
Long Beach
California	90831
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
The required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired at 11:59 p.m. Eastern Time on March 25, 2024, with respect to the pending combination upon the completion of which Aera Energy, LLC and its operating affiliate Aera Energy Services Company (collectively, the “Companies”) will be indirect wholly-owned subsidiaries of California Resources Corporation (“CRC”).
Consummation of the transaction remains subject to other customary conditions, including CRC shareholder approval, prior authorization by the Federal Energy Regulatory Commission under Section 203 of the Federal Power Act and other customary governmental approvals, as described in our Current Report on Form 8-K, dated February 9, 2024. The transaction is expected to close around mid-year 2024.
Cautionary Statement Regarding Forward-Looking Statements
Information set forth in this communication, including statements as to the expected timing, completion and effects of the pending combination of CRC and the Companies pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) described in our Current Report on Form 8-K, dated February 9, 2024, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than historical facts are forward-looking statements, and include statements regarding the benefits of the transaction, CRC’s future financial position and operating results, business strategy, projected revenues, earnings, costs, capital expenditures and plans, objectives and intentions of management for the future. Words such as “expect,” “could,” “may,” “anticipate,” “intend,” “plan,” “ability,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “guidance,” “outlook,” “opportunity” or “strategy” or similar expressions are generally intended to identify forward-looking statements. Such forward-looking statements are based upon the current beliefs and expectations of the management of CRC and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, projected in, or implied by, such statements. Although CRC believes the expectations and forecasts reflected in its forward-looking statements are reasonable, they are inherently subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond CRC’s control. No assurance can be given that such forward-looking statements will be correct or achieved or that the assumptions are accurate or will not change over time. Particular uncertainties that could cause CRC’s actual results to be materially different from those described in the forward-looking statements include: (i) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the transaction that could reduce anticipated benefits or cause the parties to abandon the transaction, (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (iii) the possibility that stockholders of CRC may not approve the issuance of new shares of common stock in the transaction, (iv) the risk that the any of the other closing conditions to the transaction may not be satisfied in a timely manner, (v) transaction costs, (vi) unknown liabilities, (vii) the risk that any announcements relating to the transaction could have adverse effects on the market price of CRC’s common stock, (viii) the ability to successfully integrate the businesses, (ix) the ability to achieve projected operational and capital synergies or it may take longer than expected to achieve those synergies, (x) the risk the pending transaction could distract management from ongoing operations, (xi) the effects of disruption to CRC’s or the Companies’ respective businesses and operations, including the ability of CRC and the Companies to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, (xii) the ability of CRC to obtain the debt financing pursuant to its commitment letters and, if obtained, the potential impact of additional debt on CRC’s business and the financial impacts and restrictions due to the additional debt, (xiii) risks related to potential litigation brought in connection with the transaction, (xiv) risks related to financial community and rating agency perceptions of CRC or the Companies or their respective businesses, operations, financial condition and the industry in which they operate, (xv) risks related to the potential impact of general economic, political and market factors on CRC, the Companies or the transaction and (xvi) those expressed in its forward-looking statements include those factors discussed in Part I, Item 1A – Risk Factors in CRC’s Annual Report on Form 10-K and its other SEC filings available at www.crc.com. CRC cautions you not to place undue reliance on forward-looking statements contained in this communication, which speak only as of the filing date, and CRC is under no obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise. This communication may also contain information from third party sources. This data may involve a number of assumptions and limitations, and CRC has not independently verified them and do not warrant the accuracy or completeness of such third-party information.

Additional Information and Where to Find It
This document may be deemed to be solicitation material in respect of the proposed transaction, including the proposed issuance of CRC’s common stock pursuant to the Merger Agreement. In connection with the proposed transaction, CRC will file a proxy statement on Schedule 14A with the SEC, as well as other relevant materials. Following the filing of the definitive proxy statement, CRC will mail the definitive proxy statement and a proxy card to its stockholders. INVESTORS AND SECURITY HOLDERS OF CRC ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CRC, THE COMPANIES, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain copies of the proxy statement (when available) as well as other filings containing information about CRC, the Companies and the proposed transaction, without charge, at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by CRC will be available, without charge, at CRC’s website, www.crc.com.
Participants in Solicitation
CRC and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of CRC is set forth in the proxy statement for CRC’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 21, 2024. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed transaction when it becomes available.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Michael L. Preston
Name:	Michael L. Preston
Title:	Executive Vice President, Chief Strategy Officer and General Counsel

DATED: March 26, 2024